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                                                                   Exhibit 10AAP

                              AMENDMENT NUMBER 5 TO
                      TRANSFER AND ADMINISTRATION AGREEMENT

              AMENDMENT NUMBER 5 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of May 2, 2003 among TECH DATA CORPORATION ("Tech Data"), a Florida corporation ("Tech Data"), as collection agent (in such capacity, the "Collection Agent"), TECH DATA FINANCE SPV, INC., a Delaware corporation headquartered in California, as transferor (in such capacity, the "Transferor"), RECEIVABLES CAPITAL CORPORATION ("RCC"), a Delaware corporation , LA FAYETTE ASSET SECURITIZATION LLC, a Delaware corporation ("La Fayette") (assignee of ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation, ("Atlantic")), LIBERTY STREET FUNDING CORP., a Delaware corporation, ("Liberty"), AMSTERDAM FUNDING CORPORATION, a Delaware corporation ("AFC"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, ("Falcon"), BLACK FOREST FUNDING CORPORATION, a Delaware corporation, ("Black Forest"and collectively with RCC, Atlantic, Liberty, AFC and Falcon, the "Class Conduits"), CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("Credit Lyonnais"), as an Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the "Atlantic Agent"), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency ("Scotia Bank"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "Liberty Agent"), ABN AMRO BANK N.V., a banking corporation organized and existing under the laws of the Netherlands and acting through its Chicago Branch ("ABN AMRO"), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the "AFC Agent"), BANK ONE, NA (having its main office in Chicago, Illinois), a national banking association ("Bank One"), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the "Falcon Agent"), BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany ("HypoVereinsbank"), as a Black Forest Bank Investor and as agent for Black Forest and the Black Forest Bank Investors (in such capacity, the "Black Forest Agent") and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America"), as agent for RCC, Atlantic, Liberty, AFC, Falcon, Black Forest, the RCC Bank Investors, the Atlantic Bank Investors, the Liberty Bank Investors, the

                                       1

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AFC Bank Investors and the Falcon Bank Investors (in such capacity, the
"Administrative Agent"), as an RCC Bank Investor, as agent for RCC and the RCC Bank Investors (in such capacity, the "RCC Agent") and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (the "Original Agreement" and said agreement as amended, the "Agreement").

              WHEREAS, Transferor desires to remove Black Forest as a Class Conduit and HypoVereinsbank as a Bank Investor and Black Forest Agent from the Agreement;

              WHEREAS, the Transferor desires the Facility Limits, Loss and Dilution Reserves and Maximum Net Investments in the Agreement to be decreased;

              WHEREAS, the Transferor desires to extend the Commitment Termination Date;

              WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments; and

              WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

              NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

              SECTION 1. Amendment to Definitions.

                     (a) The definition of "Bank Investor" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Bank Investor" means (i) with respect to the Class of which RCC is a member, the RCC Bank Investors, (ii) with respect to the Class of which Atlantic is a member, the Atlantic Bank Investors,
              (iii) with respect to the Class of which Liberty is a member, the Liberty Bank Investors, (iv) with respect to the Class of which AFC is a member, the AFC Bank Investors, (v) with respect to the Class of which Falcon is a member, the Falcon Bank Investors, and
              (vi) with respect to any

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              other Class, the financial institutions specified as such in any supplement hereto and their respective successors and permitted assigns."

                     (a) The definition of "Class" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Class" means each of the following groups of Class Investors:
(i) RCC and the RCC Bank Investors, (ii) Atlantic and the Atlantic Bank Investors, (iii) Liberty and the Liberty Bank Investors, (iv) AFC and the AFC Bank Investors, (v) Falcon and the Falcon Bank Investors, or (vi) any other Class consisting of a multi-seller commercial paper conduit, its related Bank Investors and its respective assigns and participants, as added from time to time with the consent of the Administrative Agent and the Transferor as set forth in Section 11.2(b)."

                     (a) The definition of "Class Agent" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Class Agent" means (i) with respect to the Class of which RCC is a member, the RCC Agent, (ii) with respect to the Class of which Atlantic is a member, the Atlantic Agent, (iii) with respect to the Class of which Liberty is a member, the Liberty Agent, (iv) with respect to the Class of which AFC is a member, the AFC Agent, (v) with respect to the Class of which Falcon is a member, the Falcon Agent, and (vi) with respect to any other Class, the financial institution or other Person specified as such in any amendment or supplement hereto for such Class."

                     (a) The definition of "Class Investors" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Class Investors" means (i) with respect to the Class of which RCC is a member, RCC and the RCC Bank Investors, (ii) with respect to the Class of which Atlantic is a member, Atlantic and the Atlantic Bank Investors, (iii) with respect to the Class of which Liberty is a member, Liberty and the Liberty Bank Investors, (iv) with respect to the Class of which AFC is a member, AFC and the AFC Bank Investors, (v) with respect to the Class of which Falcon is a member, Falcon and the Falcon Bank Investors, and (vi) with respect to any other Class, the related Class Conduit and the related Bank Investors."

                                       3

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                     (a)    The definition of "Commitment Termination Date" is
hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Commitment Termination Date" means, with respect to each Class, August 29, 2003, or such later date to which such Commitment Termination Date may be extended by Transferor, the related Class Agent and the related Bank Investors not later than 60 days prior to the then current Commitment Termination Date for such Class."

                     (a) The definition of "Corporate Services Provider" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Corporate Services Provider" means, (i) with respect to RCC, Amacar Investments LLC, (ii) with respect to Atlantic, Lord Securities Corporation, (iii) with respect to Liberty, Global Securitization Services, LLC and (iv) with respect to AFC, Global Securitization Services, LLC."

                     (a) The definition of "CP Rate" is hereby deleted and replaced with the following:

              ""CP Rate" for each Class Conduit listed below, shall have the meaning specified in the Annex set forth below for such Class Conduit:

              Class Conduit          Annex

              RCC                    Annex 1

              Falcon                 Annex 2

              AFC                    Annex 3

              Atlantic               Annex 4

              Liberty                Annex 5 "

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                     (a)    The definition of "Facility Limit" is hereby deleted
and replaced with the following (solely for convenience changed language is italicized):

              ""Facility Limit" means (i) with respect to the Class of which Atlantic is a member, $70,380,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Atlantic Bank Investors,
(ii) with respect to the Class of which RCC is a member, $113,220,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the RCC Bank Investors, (iii) with respect to the Class of which Liberty is a member, $83,640,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Liberty Bank Investors, in each case, at any time in effect, (iv) with respect to the Class of which AFC is a member, $70,380,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the AFC Bank Investors, in each case, at any time in effect, (v) with respect to the Class of which Falcon is a member, $70,380,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Falcon Bank Investors, in each case, at any time in effect, and (vi) with respect to any other Class, the amount specified as such in any supplement hereto for such Class; provided that, with respect to any other Class, the Facility Limit for such Class shall not at any time exceed the aggregate Commitments for the Bank Investors in such Class."

                     (a) The definition of "Loss and Dilution Reserve" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Loss and Dilution Reserve" means, with respect to each Class, at any time, an amount equal to the product of (i) the Loss and Dilution Reserve Percentage and (ii) the Net Investment for such Class at such time. Notwithstanding the foregoing, (i) with respect to the Class of which RCC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $8,880,000, (ii) with respect to the Class of which Atlantic is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $5,520,000, (iii) with respect to the Class of which Liberty is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $6,560,000, (iv) with respect to the Class of which AFC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $5,520,000, (v) with respect to the Class of which Falcon is a member, the portion of the Loss and Dilution Reserve attributable to

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losses shall at all times be at least equal to $5,520,000, and (vi) with respect to any other Class, the portion of the Loss and Dilution Reserve shall at all times be at least equal to an amount agreed upon by the Transferor, the Administrative Agent and the Class Agent for such additional class at the time it becomes a party hereto."

                     (a) The definition of "Maximum Net Investment" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Maximum Net Investment" means (i) with respect to the Class of which RCC is a member, $111,000,000, (ii) with respect to the Class of which Atlantic is a member, $69,000,000, (iii) with respect to the Class of which Liberty is a member, $82,000,000, (iv) with respect to the Class of which AFC is a member, $69,000,000, (v) with respect to the Class of which Falcon is a member, $69,000,000, and (vi) with respect to any other Class, the amount set forth pursuant to Section 11.2(b)."

                     (a) The definition of "Pro Rata Share" is hereby deleted and replaced with the following (solely for convenience changed language is italicized):

              ""Pro Rata Share" means, (A) for an RCC Bank Investor, the Commitment of such RCC Bank Investor divided by the sum of the Commitments of all the RCC Bank Investors, (B) for an Atlantic Bank Investor, the Commitment of such Atlantic Bank Investor divided by the sum of the Commitments of all Atlantic Bank Investors, (C) for a Liberty Bank Investor, the Commitment of such Liberty Bank Investor divided by the sum of the Commitments of all Liberty Bank Investors, (D) for an AFC Bank Investor, the Commitment of such AFC Bank Investor divided by the sum of the Commitments of all AFC Bank Investors, (E) for a Falcon Bank Investor, the Commitment of such Falcon Bank Investor divided by the sum of the Commitments of all Falcon Bank Investors, and (F) with respect to any other Class, for each Bank Investor of such Class, the Commitment of such Bank Investor divided by the sum of the Commitments of all Bank Investors of such Class."

                     (a)    The following definitions shall be deleted from
Section 1.1 in the appropriate alphabetical order:

                              (1) "Black Forest" means Black Forest Funding Corporation, and its successors and assigns.

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                         (1) "Black Forest Agent" means HypoVereinsbank, in its
          capacity as agent for Black Forest and the Black Forest Bank Investors, and any successor thereto appointed pursuant to Article IX.

                         (1) "Black Forest Bank Investors" shall mean
         HypoVereinsbank and its successors and assigns who are or become parties to this Agreement as such pursuant to an Assignment and Assumption Agreement.

                         (1) "HypoVereinsbank" means Bayerische Hypo-und Vereinsbank AG, New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany, and its successors and assigns.

               SECTION 2. Amendment to Section 11.3. Section 11.3 of the Original Agreement is hereby amended by deleting the following language:

               "If to Black Forest:

                    Black Forest Funding Corporation
                    c/o HypoVereinsbank AG
                    150 East 42nd Street
                    New York, NY  10017
                    Attn: Asset-Backed Finance Dept.
                    Telephone: (212) 672-5729
                    Telecopy: (212) 672-5518"; and

               SECTION 3. Amendment to Annex 6. Annex 6 is hereby deleted in its entirety.

               SECTION 4. As of the date hereof, HypoVereinsbank and Black Forest have no further obligations under the Agreement. Notwithstanding the terms

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of this Amendment, the parties' obligations under Section 8.1, Section 11.9 and
Section 11.10 shall continue and shall survive this Amendment.

          SECTION 5. Atlantic Assignment. All parties hereto agree and acknowledge that Atlantic has assigned all of its rights and interests in the Agreement to La Fayette and therefore all references in the Agreement to Atlantic shall be deemed to refer to La Fayette.

          SECTION 6. Affirmations. All parties hereto agree and acknowledge that with respect to each Bank Investor party hereto, each Bank Investor has a Commitment and such Commitment of such Bank Investor shall be the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto, which may be different from the Original Agreement.

          SECTION 7. Conditions Precedent. This Amendment shall not become effective until the Administrative Agent shall have received the following:

               (b) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

               (b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company, the Administrative Agent and the Bank Investors may conclusively rely until such time as the Administrative Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

          SECTION 8. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

                                       8

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          SECTION 9. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

          SECTION 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 11. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 12. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 13. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

                                       9

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                           TECH DATA FINANCE SPV, INC.,
                            as Transferor

                           By: /s/ Arthur W. Singleton
                               --------------------------------------
                               Name:  Arthur W. Singleton
                               Title: Vice President, Secretary, Treasurer
                                      and Chief Financial Officer

                           TECH DATA CORPORATION,
                             as Collection Agent

                           By: /s/ Arthur W. Singleton
                               --------------------------------------
                               Name:  Arthur W. Singleton
                               Title: Corporate Vice President, Secretary
                                      and Treasurer

                           RECEIVABLES CAPITAL CORPORATION

                           By: /s/ Douglas K. Johnson
                               -------------------------------------------
                               Name:   Douglas K. Johnson
                               Title:  President

                           LA FAYETTE ASSET SECURITIZATION LLC

                           By:  CREDIT LYONNAIS NEW YORK BRANCH,
                                    as attorney-in-fact

                           By: /s/ Joan Flanigan-Clarke
                               --------------------------------------------
                               Name:  Joan Flanigan-Clarke
                               Title:  Vice President

                           LIBERTY STREET FUNDING CORP.

                           By: /s/ Andrew L. Stidd
                               -------------------------------------------
                               Name:  Andrew L. Stidd
                               Title:  President
                           AMSTERDAM FUNDING CORPORATION

                           By: /s/ Bernard J. Angelo
                               -------------------------------------------
                               Name:  Bernard J. Angelo
                               Title:  Vice President

                           FALCON ASSET SECURITIZATION CORPORATION

                           By: /s/ Maureen E. Marcon
                               -------------------------------------------
                               Name:  Maureen E. Marcon
                               Title:  Authorized Signor

                           BLACK FOREST FUNDING CORPORATION

                           By: /s/ Lori Gebron
                               -------------------------------------------
                               Name:  Lori Gebron
                               Title:  Vice President

Commitment                 BANK OF AMERICA, NATIONAL
                           ASSOCIATION, as Administrative Agent,
RCC
$113,220,000               Agent and as an RCC Bank Investor

                           By: /s/ Christopher G. Young
                               -----------------------------------------
                               Name:  Christopher G. Young
                               Title: Vice President

Commitment                 CREDIT LYONNAIS NEW YORK
                           BRANCH,
$35,372,160                 as Atlantic Agent and as an Atlantic Bank
                                   Investor

                           By:  /s/ Joan Flanigan-Clarke
                               ---------------------------------------
                               Name:  Joan Flanigan-Clarke
                               Title: Vice President

Commitment                 THE BANK OF NOVA SCOTIA, as Liberty
$83,640,000                  Agent and as a Liberty Bank Investor

                           By:  /s/ J. Alan Edwards
                               ----------------------------------
                               Name:  J. Alan Edwards
                               Title: Managing Director

Commitment                 ABN AMRO BANK N.V., as AFC Agent
$70,380,000                  and as an AFC Bank Investor

                           By: /s/ Bernard Koh
                              -----------------------------------
                               Name:  Bernard Koh
                               Title: Senior Vice President

                           By: /s/ Therese Gremley
                              -----------------------------------
                               Name:  Therese Gremley
                               Title: Vice President

Commitment                 BANK ONE, NA (having its main office
$70,380,000                  in Chicago Illinois), as Falcon Agent
                             and as a Falcon Bank Investor

                           By:  /s/ Maureen E. Marcon
                               ------------------------------------
                               Name:  Maureen E. Marcon
                               Title: Director, Capital Markets

Commitment                 BAYERISCHE HYPO- UND
                           VEREINSBANK AG, NEW YORK
                           BRANCH,
$0                           as Black Forest Agent and Black Forest
Bank                         Investor

                           By:  /s/ Pamela J. Gillons
                               ------------------------------------------
                               Name:  Pamela J. Gillons
                               Title: Associate Director

                           By:  /s/ Mark Hirshorn
                               ------------------------------------------
                               Name:  Mark Hirshorn
                               Title: Managing Director

Commitment                 LLOYDS TSB BANK PLC,
$35,007,840                  as an Atlantic Bank Investor

                           By:  /s/ Michelle White
                               ------------------------------------
                               Name:  Michelle White
                               Title: Assistant Vice President
                                      Structured Finance, W 154

                           By:  /s/ Thea Watkins
                               ------------------------------------
                               Name:  Thea Watkins
                               Title: Vice President
                                      Structured Finance, W001

Commitment                 LLOYDS TSB BANK PLC,
$56,610,000                  as an RCC Bank Investor

                           By:  /s/ Michelle White
                               ------------------------------------
                               Name:  Michelle White
                               Title: Assistant Vice President
                                      Structured Finance, W 154

                           By:  /s/ Thea Watkins
                               ------------------------------------
                               Name:  Thea Watkins
                               Title: Vice President
                                      Structured Finance, W001